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                                                                   EXHIBIT 10.21

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                            STOCK PURCHASE AGREEMENT

                                 BY AND BETWEEN

                          CONVERGENT GROUP CORPORATION

                                       AND

                          CINERGY COMMUNICATIONS, INC.

                             -----------------------

                           DATED AS OF APRIL 28, 2000










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                                TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE I AGREEMENT TO PURCHASE AND SELL STOCK....................................................................1

ARTICLE II CLOSING DATE; DELIVERY.................................................................................2

   2.1    CLOSING DATE............................................................................................2
   2.2    DELIVERY................................................................................................2

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY.........................................................3

   3.1    ORGANIZATION............................................................................................3
   3.2    AUTHORIZATION...........................................................................................3
   3.3    NO CONFLICT.............................................................................................4
   3.4    FINANCIAL STATEMENTS....................................................................................4
   3.5    BROKERS.................................................................................................4
   3.6    NO MATERIAL ADVERSE CHANGE..............................................................................4
   3.7    [INTENTIONALLY OMITTED].................................................................................5
   3.8    CAPITALIZATION OF THE SUBSIDIARIES......................................................................5
   3.9    NO ACTIONS, SUITS OR PROCEEDINGS........................................................................5
   3.10   ALL NECESSARY PERMITS, ETC..............................................................................5
   3.11   TITLE TO PROPERTIES.....................................................................................5
   3.12   Y2K.....................................................................................................6
   3.13   NO TRANSFER TAXES OR OTHER FEES.........................................................................6
   3.14   COMPANY NOT AN "INVESTMENT COMPANY".....................................................................6
   3.15   INSURANCE...............................................................................................6
   3.16   LABOR MATTERS...........................................................................................6
   3.17   RELATED PARTY TRANSACTIONS..............................................................................7
   3.18   NO UNLAWFUL CONTRIBUTIONS OR OTHER PAYMENTS.............................................................7
   3.19   ENVIRONMENTAL LAWS......................................................................................7
   3.20   ERISA COMPLIANCE........................................................................................7

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE PURCHASER........................................................8

   4.1    ORGANIZATION............................................................................................8
   4.2    AUTHORITY...............................................................................................8
   4.3    NO CONFLICT.............................................................................................8
   4.4    INVESTMENT..............................................................................................9
   4.5    DISCLOSURE OF INFORMATION...............................................................................9
   4.6    INVESTMENT EXPERIENCE...................................................................................9
   4.7    ACCREDITED INVESTOR STATUS..............................................................................9
   4.8    RESTRICTED SECURITIES...................................................................................9
   4.9    BROKERS................................................................................................10

ARTICLE V CONDITIONS TO OBLIGATION OF THE PURCHASER..............................................................10

   5.1    REPRESENTATIONS AND WARRANTIES.........................................................................10
   5.2    COVENANTS..............................................................................................10
   5.3    NO ORDER PENDING.......................................................................................10
   5.4    NO LAW PROHIBITING OR RESTRICTING SALE OF THE SHARES...................................................10
   5.5    REGISTRATION RIGHTS AGREEMENT..........................................................................10
   5.6    INITIAL PUBLIC OFFERING................................................................................11
   5.7    OPINION OF COUNSEL TO THE COMPANY......................................................................11

ARTICLE VI CONDITIONS TO OBLIGATION OF THE COMPANY...............................................................11

   6.1    REPRESENTATIONS AND WARRANTIES.........................................................................11


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
                                                                                                               PAGE
   6.2    COVENANTS..............................................................................................11
   6.3    NO PROHIBITION.........................................................................................11
   6.4    LOCKUP AGREEMENT.......................................................................................11
   6.5    REGISTRATION RIGHTS AGREEMENT..........................................................................11
   6.6    INITIAL PUBLIC OFFERING................................................................................12

ARTICLE VII POST-CLOSING COVENANTS OF THE COMPANY................................................................12

   7.1    CURRENT PUBLIC INFORMATION.............................................................................12

ARTICLE VIII POST-CLOSING COVENANTS OF THE PURCHASER.............................................................12

   8.1    RESTRICTIONS ON TRANSFER OF SHARES.....................................................................12
   8.2    ACQUISITION OF STOCK...................................................................................12

ARTICLE IX MISCELLANEOUS.........................................................................................13

   9.1    CERTAIN DEFINITIONS....................................................................................13
   9.2    GOVERNING LAW..........................................................................................14
   9.3    SURVIVAL; TERMINATION OF COVENANTS.....................................................................14
   9.4    SUCCESSORS AND ASSIGNS.................................................................................15
   9.5    ENTIRE AGREEMENT; AMENDMENT............................................................................15
   9.6    REMEDIES...............................................................................................15
   9.7    NOTICES................................................................................................15
   9.8    FEES, COSTS AND EXPENSES...............................................................................16
   9.9    SEVERABILITY...........................................................................................16
   9.10   INITIAL PUBLIC ANNOUNCEMENT............................................................................17
   9.11   COUNTERPARTS...........................................................................................17
   9.12   TERMINATION............................................................................................17



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                                    EXHIBITS

Exhibit A      -     Underwriters Lock-Up Letter

Exhibit B      -     Form of Registration Rights Agreement

Schedule 3.4   -     Financial Statements

Schedule 3.6   -     Subsequent Events

Schedule 3.17  -     Related Party Transactions

         This STOCK PURCHASE AGREEMENT (this "Agreement") is made as of this 28th day of April, 2000, by and between Convergent Group Corporation, a Delaware corporation (the "Company"), and Cinergy Communications, Inc., a Delaware corporation (the "Purchaser").

                                    RECITALS

                  WHEREAS, the Company intends to consummate an initial public offering (the "IPO") of shares of its common stock, $0.001 par value per share ("Common Stock");

                  WHEREAS, contemporaneous with the closing of the IPO and upon the terms and conditions hereinafter set forth, the Company desires to sell, and the Purchaser desires to purchase, the Shares (as hereinafter defined);

                  WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Purchaser shall execute the lockup agreement (the "Lockup Agreement") to the underwriters of the IPO in the form attached hereto as Exhibit A; and

                  WHEREAS, at or prior to Closing (as hereinafter defined), the Company and the Purchaser shall enter into a registration rights agreement substantially in the form attached hereto as Exhibit B (the "Registration Rights Agreement").

                  NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                      AGREEMENT TO PURCHASE AND SELL STOCK

         Upon the terms and subject to the conditions of this Agreement, the Company hereby agrees to sell to the Purchaser at the Closing, and the Purchaser agrees to purchase from the Company at the Closing, for the Per Share Purchase Price the number of shares of Common Stock, rounded down to the nearest whole number (the "Shares") determined in accordance with the following formula:

                          [     Outstanding Shares      ]
               Shares  =  [ --------------------------- ]  -  Outstanding Shares
                          [           .9501             ]


As used herein, "Outstanding Shares" means all outstanding shares of the Company's capital stock as of the Closing Date, expressly including all shares of Common Stock issuable upon the conversion of shares of the Company's Series A Preferred Stock (the "Preferred Stock") and all shares of capital stock of the Company being issued in the IPO (except for shares issuable upon the exercise of the Underwriters' over-allotment option), but expressly excluding the Shares, shares of Common Stock issuable upon the exercise of the Underwriters' over-allotment option and all shares of capital stock issuable in the IPO upon the exercise of outstanding but unexercised (as of the Closing Date) options, warrants, convertible securities (except for the Preferred Stock) and other rights to purchase or receive shares of the Company's capital stock.

Within three days prior to the Closing, the Chief Financial Officer of the Company shall deliver a certificate to the Purchaser confirming the number of Outstanding Shares. As used herein, the "Per Share Purchase Price" shall be an amount (with any fraction of a cent being rounded up (if such fractional portion is $0.005 or higher) or down (if such fractional portion is lower than $0.005) to the nearest whole cent) equal to 80% of the per share public offering price of the Company's Common Stock in the IPO as it appears on the cover page of the Company's final prospectus relating to the IPO.

                                   ARTICLE II

                             CLOSING DATE; DELIVERY

2.1      CLOSING DATE.

         The Closing of the purchase and sale of the Shares hereunder (the "Closing") shall be held at the offices of O'Sullivan Graev & Karabell, LLP, 30 Rockefeller Plaza, New York, New York 10112 on the date and at the time of the closing of the IPO as established pursuant to the underwriting agreement to be executed by the Company in connection with the IPO. The date and time of the closing hereunder is hereinafter referred to as the "Closing Date."

2.2      DELIVERY.

         At the Closing, the Company will deliver to the Purchaser a certificate or certificates representing the Shares against payment of the Purchase Price by wire transfer of immediately available funds to an account designated by the Company. The certificate or certificates representing the Shares shall be subject to a legend restricting transfer under the Securities Act of 1933, as amended (the "Securities Act"), and referring to restrictions on transfer herein, such legend to be substantially as follows:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR AN EXEMPTION THEREFROM. THE COMPANY MAY REQUEST AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT AS TO THE AVAILABILITY OF ANY SUCH EXEMPTION.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER, INCLUDING BY ANY SALE, PLEDGE OR OTHER HYPOTHECATION, AS SET FORTH IN THE STOCK PURCHASE AGREEMENT DATED APRIL 28, 2000, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES."

         The Company agrees to remove the (i) legend set forth in the second preceding paragraph if the Shares are sold pursuant to an effective registration statement under the Securities Act or there is delivered to the Company an opinion of nationally recognized counsel experienced in


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


such matters in form and substance reasonably satisfactory to the Company that the securities represented thereby need no longer be subject to restrictions under the Securities Act and (ii) legend set forth in the immediately preceding paragraph at such time as the Shares may be transferred in compliance with the covenants of Section 8 hereof or upon the termination of the covenants of
Section 8 hereof as provided in Section 9.3 hereof.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         As of the date hereof, the Company hereby represents and warrants to the Purchaser as follows:

3.1      ORGANIZATION.

         The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where the failure to be so qualified would not have a materially adverse effect on the Company and its subsidiaries, taken as a whole. Each subsidiary of the Company is a corporation or partnership duly organized and validly existing under the laws of its jurisdiction of organization and is in good standing under such laws, except where the failure to be so organized, validly existing and in good standing would not have a materially adverse effect on the Company and its subsidiaries taken as a whole.

3.2      AUTHORIZATION.

         All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement, and the authorization, sale, issuance and delivery of the Shares hereunder, by the Company has been, or at or prior to the Closing will be, taken. This Agreement and the Registration Rights Agreement has been or will be at or prior to the Closing duly executed and delivered by the Company and constitutes or will constitute a legal, valid and binding obligation of the Company enforceable in accordance with their respective terms, except (i) as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and general equitable principles (regardless of whether such equitable principles are applied in a proceeding at law or in equity) or (ii) as rights of indemnification and contribution under the Registration Rights Agreement may be limited under applicable law. The Shares have been duly authorized and upon their issuance and delivery pursuant to this Agreement, the Shares will be validly issued, fully paid and nonassessable and will be free of contractual restrictions except as set forth in Section 2.2 and
Article 8 of this Agreement and in the Registration Rights Agreement. There are no statutory or contractual stockholders preemptive rights or rights of first refusal with respect to the Shares that have not been satisfied or waived. Subject to the truth and accuracy of Purchaser's representations in Section 4 of this Agreement, the offer, sale and issuance of Shares under this


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Agreement is exempt from the registration requirements of any applicable federal or state securities laws.

3.3      NO CONFLICT.

         The execution and delivery of this Agreement and the Registration Rights Agreement does not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or result in a loss of a material benefit under, any provision of the Certificate of Incorporation or Bylaws of the Company or any mortgage, indenture, lease or other material agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets, the effect of which could have a material adverse effect on the Company and its subsidiaries, taken as a whole, or materially impair or restrict the Company's ability to perform its obligations as contemplated under this Agreement and the Registration Rights Agreement.

3.4      FINANCIAL STATEMENTS.

               (a) Schedule 3.4 sets forth the audited consolidated balance sheet (the "Balance Sheet") of the Company at December 31, 1999 (the "Balance Sheet Date"), the related audited statement of operations, stockholders' equity and cash flows of the Company for the twelve months then ended (including complete footnotes thereto) (collectively, the "Financial Statements") audited by Grant Thorton, LLP, the Company's independent public accountants and accompanied by a copy of such accountants' report.

               (b) The Financial Statements: (i) present fairly the financial position of the Company and its subsidiaries as of the Balance Sheet Date and the results of operations, stockholders' equity and cash flows of the Company at the dates and for the periods indicated, (ii) are in accordance with the books and records of the Company, and (iii) have been prepared in accordance with generally accepted accounting principles, consistently applied ("GAAP"), except as expressly disclosed in the exhibits, schedules or notes thereto. Notwithstanding the foregoing, the parties expressly acknowledge that, in connection with its review of the Company's registration statement filed on Form S-1 under the Securities Act, the Securities and Exchange Commission may request changes to the Financial Statements, which the Company (based on the advice of its independent accountants) may or may not incorporate into the Financial Statements.

3.5      BROKERS.

         Neither the Company nor any of its officers, directors, employees or stockholders has employed any broker or finder in connection with the transactions contemplated by this Agreement.

3.6      NO MATERIAL ADVERSE CHANGE.

         Except as set forth on Schedule 3.6, subsequent to the Balance Sheet
Date: (i) there has been no material adverse change, or any development that could reasonably be expected to result


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in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change or effect, where the context so requires, is called a "Material Adverse Change" or a "Material Adverse Effect"); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and
(iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

3.7      [INTENTIONALLY OMITTED]

3.8      CAPITALIZATION OF THE SUBSIDIARIES.

         All the outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any security interests, claims, liens or encumbrances, except for any such security interest, claims, liens or encumbrances as would not have a Material Adverse Effect.

3.9      NO ACTIONS, SUITS OR PROCEEDINGS.

         No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a Material Adverse Effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect.

3.10     ALL NECESSARY PERMITS, ETC.

         The Company and each subsidiary possess such valid and current certificates, authorizations or permits (collectively, "Permits") issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, except where the failure to possess any such permits would not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, is reasonably likely to result in a Material Adverse Change.

3.11     TITLE TO PROPERTIES.

         The Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the Financial Statements, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects,


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


except such as would not reasonably be expected to have a Material Adverse Effect on the value of such property or the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

3.12     Y2K.

         There are no Y2K issues related to the Company, or any of its subsidiaries, that would reasonably be expected to result in any Material Adverse Change.

3.13     NO TRANSFER TAXES OR OTHER FEES.

         There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance and sale by the Company of the Shares.

3.14     COMPANY NOT AN "INVESTMENT COMPANY".

         The Company is not, and after receipt of payment for the Shares will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "ICA") and will conduct its business in a manner so that it will not become subject to the ICA

3.15     INSURANCE.

         Each of the Company and its subsidiaries is insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes, general liability and Directors and Officers liability. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

3.16     LABOR MATTERS.

         To the best of Company's knowledge, no labor disturbance by the employees of the Company or any of its subsidiaries exists or is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, that could reasonably be expected to result in a Material Adverse Change.



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3.17     RELATED PARTY TRANSACTIONS.

         Except as set forth on Schedule 3.17, since the Balance Sheet Date there have been no business relationships or related-party transactions involving the Company or any subsidiary or any other person.

3.18     NO UNLAWFUL CONTRIBUTIONS OR OTHER PAYMENTS.

         Neither the Company nor any of its subsidiaries nor, to the best of the Company's knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or that would reasonably be expected to have a Material Adverse Effect.

3.19     ENVIRONMENTAL LAWS.

         The Company is in compliance in all material respects with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to its business, except where the failure to comply would not result in a Material Adverse Change; (ii) the Company has received no notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim would reasonably be expected to have a Material Adverse Effect; the Company is not currently aware that it will be required to make future material capital expenditures to comply with Environmental Laws; and no property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law.

3.20     ERISA COMPLIANCE.

         The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA, except where the failure to be in compliance would not reasonably be expected to have a Material Adverse Effect. "ERISA Affiliate" means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfounded benefit liabilities" (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser hereby represents and warrants to the Company as follows:

4.1      ORGANIZATION.

         The Purchaser is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted.

4.2      AUTHORITY.

         All corporate action on the part of the Purchaser necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Purchaser has been, or at or prior to the Closing will be, taken. This Agreement and the Registration Rights Agreement has been or will be at or prior to Closing duly executed and delivered by the Purchaser and constitutes or will constitute legal, valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and general equitable principles (regardless of whether such equitable principles are applied in a proceeding at law or in equity).

4.3      NO CONFLICT.

         The execution and delivery of this Agreement and the Registration Rights Agreement does not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or result in a loss of a material benefit under, any provision of the Certificate of Incorporation of the Purchaser or any mortgage, indenture, lease or other material agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Purchaser, its properties or assets, the effect of which could have a material adverse effect on the Purchaser or materially impair or restrict the Purchaser's ability to perform its obligations as contemplated under this Agreement and the Registration Rights Agreement.

4.4      INVESTMENT.

         The Purchaser is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with a view to, or for offer or resale in connection with, directly or indirectly, any distribution thereof in violation of the Securities Act or any other applicable securities laws and with no intention of participating in the formulation, determination or direction of the basic business decisions of the Company. The Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations and warranties contained herein.

4.5      DISCLOSURE OF INFORMATION.

         The Purchaser acknowledges that, except as is expressly set forth in this Agreement, neither the Company nor FleetBoston Robertson Stephens Inc., Donaldson, Lufkin & Jenrette Securities Corporation or Wit SoundView or any other member of the underwriting syndicate for the IPO (the "Underwriters"), nor any person representing the Company or the Underwriters, has made any representations with respect to the Company, the IPO or the Shares and that neither the Company, the Underwriters nor any person representing the Company or the Underwriters has provided any information to the Purchaser with respect to the Company, the IPO or the Shares, other than as stated in this Agreement and Registration Rights Agreement or as may be available to the Purchaser through the Commission's EDGAR system.

4.6      INVESTMENT EXPERIENCE.

         The Purchaser understands that the purchase of the Shares involves substantial risk. The Purchaser has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Shares, including a total loss of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of an investment in the Shares and protecting its own interests in connection with this investment.

4.7      ACCREDITED INVESTOR STATUS.

         The Purchaser is an institutional "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

4.8      RESTRICTED SECURITIES.

         The Purchaser understands that the Shares to be purchased by the Purchaser hereunder are "restricted securities" as defined in Rule 144 under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser is familiar with Rule 144 of the Commission, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Purchaser understands that the

Company is under no obligation to register any of the Shares sold hereunder except as provided in the Registration Rights Agreement.

4.9      BROKERS.

         Neither the Purchaser nor any of its officers, directors, employees or stockholders has employed any broker or finder in connection with the transactions contemplated by this Agreement.

                                   ARTICLE V

                    CONDITIONS TO OBLIGATION OF THE PURCHASER

         The Purchaser's obligation to purchase the Shares at the Closing is, at the option of the Purchaser, which may waive any such conditions, subject to the fulfillment on or prior to the Closing Date of the following conditions:

5.1      REPRESENTATIONS AND WARRANTIES.

         Each of the representations and warranties of the Company contained in Sections 3.1 through 3.3 will be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made as of the Closing Date. The Purchaser shall have received a certificate signed by an officer of the Company to such effect on the Closing Date.

5.2      COVENANTS.

         All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects. The Purchaser shall have received a certificate signed by an officer of the Company to such effect on the Closing Date.

5.3      NO ORDER PENDING.

         There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement or the Registration Rights Agreement.

5.4      NO LAW PROHIBITING OR RESTRICTING SALE OF THE SHARES.

         There shall not be in effect any law, rule or regulation or a decree prohibiting or restricting the sale of the Shares to the Purchaser, or requiring any consent or approval of any Person which shall not have been obtained with respect to the consummation of the transactions contemplated by this Agreement (except as otherwise provided in this Agreement).

5.5      REGISTRATION RIGHTS AGREEMENT.

         The Company shall have executed and delivered the Registration Rights Agreement.

5.6      INITIAL PUBLIC OFFERING.

         The Company shall have consummated the IPO prior to or contemporaneously with the sale of the Shares hereunder.

5.7      OPINION OF COUNSEL TO THE COMPANY.

         The Purchaser shall have received an opinion of O'Sullivan Graev & Karabell, LLP, counsel to the Company, substantially in the form of the draft delivered to the Purchaser on the date hereof.

                                   ARTICLE VI

                     CONDITIONS TO OBLIGATION OF THE COMPANY

         The Company's obligation to sell and issue the Shares at the Closing is, at the option of the Company, which may waive any such conditions, subject to the fulfillment on or prior to the Closing Date of the following conditions:

6.1      REPRESENTATIONS AND WARRANTIES.

         The representations and warranties of the Purchaser contained in
Section 4 will be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made as of the Closing Date. The Company shall have received a certificate signed on behalf of the Purchaser by an officer of the Purchaser to such effect on the Closing Date.

6.2      COVENANTS.

         All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects. The Company shall have received a certificate signed on behalf of the Purchaser by an officer of the Purchaser to such effect on the Closing Date.

6.3      NO PROHIBITION.

         There shall not be in effect any law, rule, regulation or order enjoining, restraining or prohibiting the transactions contemplated by this Agreement including, without limitation, the sale of the Shares.

6.4      LOCKUP AGREEMENT.

         The Purchaser shall have executed and delivered (to the Company and the Underwriters) the Lockup Agreement.

6.5      REGISTRATION RIGHTS AGREEMENT.

         The Purchaser shall have executed and delivered the Registration Rights Agreement.

6.6      INITIAL PUBLIC OFFERING.

         The Company shall have consummated the IPO prior to or contemporaneously with the sale of the Shares hereunder.

                                  ARTICLE VII

                      POST-CLOSING COVENANTS OF THE COMPANY

         From and after the Closing, the Company covenants to the Purchaser as follows:

7.1      CURRENT PUBLIC INFORMATION.

         At all times after the Company's Registration Statement on Form S-1, as amended, relating to the IPO (the "Registration Statement") shall have become effective under the Securities Act, the Company shall use its reasonable best efforts to file all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations adopted by the Commission thereunder and shall use its reasonable best efforts to take such further action as the Purchaser may reasonably request, all to the extent required to enable the Purchaser to avail itself of Rule 144 adopted by the Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Commission and Form S-2 or S-3 or any similar registration form hereafter adopted by the Commission for resales of securities.

                                  ARTICLE VIII

                     POST-CLOSING COVENANTS OF THE PURCHASER

         From and after the Closing, the Purchaser covenants to the Company as follows:

8.1      RESTRICTIONS ON TRANSFER OF SHARES.

         For a period of one hundred and eighty (180) days from the Closing Date, the Purchaser shall not, directly or indirectly, offer to sell, sell, transfer, pledge, hypothecate or otherwise dispose of any Shares owned by it except to (i) the Company or any person or group approved in writing by the Company or (ii) an entity of which the Purchaser owns directly or indirectly 100% of the voting power entitled to be cast generally in the election of directors or managers of such entity (a "Permitted Transferee"), so long as such Permitted Transferee agrees prior to such transfer to hold such Shares subject to all the provisions of this Agreement, including this Section 8.1, and agrees to transfer such Shares to the Purchaser or another Permitted Transferee of the Purchaser if it ceases to be a Permitted Transferee of the Purchaser.

8.2      ACQUISITION OF STOCK.

         The Purchaser shall advise management of the Company as to the Purchaser's general plans to acquire, on the open market or otherwise, shares of Common Stock, or rights thereto, equal to or in excess of 5.0% of the then outstanding number of shares of Common Stock reasonably in advance of any such acquisitions. All of the Purchaser's purchases of Common

Stock shall be in compliance with applicable laws and regulations and the provisions of this Agreement.

                                   ARTICLE IX

                                  MISCELLANEOUS

9.1      CERTAIN DEFINITIONS.

         As used in this Agreement:

               (a) The term "Voting Stock" means the Common Stock and any other securities issued by the Company or any successor thereto having the ordinary power to vote in the election of directors of the Company (other than securities having such power only upon the happening of a contingency).

               (b) The terms "Beneficial Owner," "Beneficial Ownership" and "group" shall have the meaning comprehended by Section 13(d)(3) of the Exchange Act and the rules and regulations of the Commission promulgated thereunder.

               (c) The term "Person" shall mean any person, individual, corporation, general or limited partnership, trust, limited liability company or other non-governmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

               (d) The term "Change of Control" shall mean (i) an acquisition of Voting Stock by a Person or group in a transaction or series of related transactions if immediately thereafter such Person or group (other than the Permitted Holders) has Beneficial Ownership of more than forty percent (40%) of the combined voting power of the Company's then outstanding Voting Stock and the Permitted Holders do not then Beneficially Own a greater percentage of the combined voting power of the Company's then outstanding Common stock; (ii) the consummation of the transactions contemplated by an agreement providing for a tender offer, merger, consolidation or reorganization, or series of such related transactions, involving the Company, unless the stockholders of the Company immediately prior to such transaction or series of related transactions Beneficially Own immediately after such transaction or transactions at least twenty-five percent (25%) of the Voting Stock; (iii) a change or changes in the membership of the Company's Board of Directors during any consecutive twelve month period such that members who at the beginning of such period constituted the Board of Directors (together with any new members whose election by such Board of Directors or whose nomination for election by the stockholders of the Company has been approved by a vote of at least a majority of the members then still in office who either were members of the Board of Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease to constitute a majority of the Board of Directors of the Company; (iv) a sale, lease, exchange or other transfer (in one or a series of related transactions) of all or substantially all of the Company's assets or (v) the approval by the stockholders of the Company of any plan or proposal of liquidation or dissolution of the Company.

               (e) The term "Insolvency Proceeding" shall mean (i) an assignment for the benefit of creditors, (ii) the filing by or against the Company of a petition to have Company adjudged insolvent, bankrupt or seeking a reorganization or liquidation under any law relating to bankruptcy, insolvency or receivership, (iii) an appointment of a receiver or trustee for all or substantially all of the assets of the Company, (iv) a public admission in writing of the Company's inability to pay its debts as they come due, or (v) the adoption of a plan of liquidation or dissolution by the Board of Directors of the Company.

               (f) The term "Permitted Holders" means each of (i) the officers of the Company, (ii) the directors of the Company who were directors of the Company on the Closing Date and any other directors of the Company whose election by the Board of Directors or whose nomination for election by the stockholders of the Company has been approved by a vote of at least a majority of the members of the Board of Directors then still in office who either were members of the Board of Directors on the Closing Date or whose election or nomination for election was previously so approved, (iii) any entity listed in the table or the footnotes thereto under the caption "Principal and Selling Stockholders" in the Prospectus or (iv) any Affiliate or Related Person of any of the foregoing.

               (g) The term "Affiliate" means with respect to any Person, any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise.

               (h) The term "Related Person" means with respect to a person that is a natural person (a)(1) any spouse, parent or lineal descendant, whether of the whole or half blood, of such Person or (2) the estate of such Person during any period in which such estate holds Common Stock of the Company for the benefit of any person referred to in clause (a)(1) and (b) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially owning an interest of more than 50% of which consist of such Person and/or such other Persons referred to in the immediately preceding clause (a).

9.2      GOVERNING LAW.

         This Agreement will be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York, or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of New York to be applied. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law rules, the substantive law of some other jurisdiction would ordinarily apply.

9.3      SURVIVAL; TERMINATION OF COVENANTS.

         The representations and warranties contained in Sections 3.1, 3.2, 3.3, 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8 shall survive the Closing indefinitely. The representations and warranties contained in Sections 3.4 through 3.20 shall survive the Closing until the first anniversary of the Closing Date. No other representations or warranties contained herein shall survive the Closing

Date. The covenants of the Purchaser under Section 8 hereof shall continue to survive; provided, that such covenants shall terminate in the event of a Change of Control or Insolvency Proceeding.

9.4      SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

9.5      ENTIRE AGREEMENT; AMENDMENT.

         This Agreement and the Registration Rights Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties relating to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought. The enforceability and validity of this Agreement and the Registration Rights Agreement are each to be determined separately and any finding that the Registration Rights Agreement or any provision thereof is invalid or not enforceable shall have no effect on the validity or enforceability of this Agreement.

9.6      REMEDIES

         In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Company and the Purchaser shall be entitled to specific performance of the rights under this Agreement. The parties hereto agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive, to the fullest extent permitted by applicable law, the defense in any action for specific performance that a remedy at law would be adequate.

9.7      NOTICES.

         All notices, requests, demands or other communications which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given: (i) on the date of delivery if delivered by hand, (ii) upon the third day after such notice is deposited in the United States mail, if mailed by registered or certified mail, postage prepaid, return receipt requested, or (iii) on the next day if sent by a nationally recognized overnight express courier, (iv) by facsimile upon written confirmation (other than the automatic confirmation that is received from the recipient's facsimile machine) of receipt by the recipient of such notice or (v) 24 hours after sending if delivered by E-mail:

               (a) if to the Company, to it at:

                   Convergent Group Corporation
                   6399 South Fiddler's Green Circle, Suite 600
                   Englewood, CO 80111

                   Attention:  Glenn E. Montgomery, Jr.
                               Chairman, Chief Executive Officer and President
                   Tel:     (303) 741-8400
                   Fax:     (303) 741-8401

                   with a copy to:

                   O'Sullivan Graev & Karabell, LLP
                   30 Rockefeller Plaza
                   New York, New York 10112
                   Attention:  James M. Lurie
                   Tel:     (212) 408-2482
                   Fax:     (212) 408-2420

               (b) if to the Purchaser, to it at:

                   Cinergy Communications, Inc.
                   139 East 4th Street
                   30th Floor Atrium II
                   Cincinnati, Ohio 45201
                   Attention: Donald B. Ingle, Jr.

                   with a copy to:

                   Cinergy Communications, Inc.
                   139 East 4th Street
                   29th Floor Atrium II
                   Cincinnati, Ohio 45201
                   Attention:  Jerome A. Vennemann

9.8          FEES, COSTS AND EXPENSES.

         All fees, costs and expenses (including attorneys' fees and expenses) incurred by either party hereto in connection with the preparation, negotiation and execution of this Agreement and the Registration Rights Agreement, and the consummation of the transactions contemplated hereby and thereby, shall be the sole and exclusive responsibility of such party.

9.9      SEVERABILITY.

         If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

9.10     INITIAL PUBLIC ANNOUNCEMENT.

         The Company shall consult with the Purchaser with respect to the form and content of the public announcement of this Agreement and the Registration Rights Agreement, and the transactions contemplated hereby and thereby, as well as about the content of the disclosure of this Agreement and the transactions contemplated hereby in the Prospectus. The Purchaser shall provide reasonable assistance to the Company in connection with such public announcement including, without limitation, by providing all information reasonably requested by the Company. The Company and the Purchaser shall agree on the form and content of all other public announcements which shall be made concerning this Agreement and the Registration Rights Agreement, and the transactions contemplated hereby and thereby, and neither the Company nor the Purchaser shall make such public announcement without the consent of the other, except as required by law.

9.11     COUNTERPARTS.

         This Agreement may be executed in counterparts, all of which shall consolidate one agreement binding on the parties hereto, notwithstanding that all such parties are not signatories to the original or same counterpart.

9.12     TERMINATION.

         This Agreement shall automatically terminate and be of no further force and effect if the Company has not consummated the IPO on or before December 31, 2000.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.


                                    CONVERGENT GROUP CORPORATION


                                    By: /s/ Glenn E. Montgomery, Jr.
                                       -----------------------------------------
                                       Name:       Glenn E. Montgomery, Jr.
                                       Title:      Chairman, Chief Executive
                                                   Officer and President



                                    CINERGY COMMUNICATIONS, INC.


                                    By: /s/ James E. Rogers
                                       -----------------------------------------
                                       Name:       James E. Rogers
                                       Title:      Chief Executive Officer

                                    EXHIBIT A

                                LOCK-UP AGREEMENT



FleetBoston Robertson Stephens Inc.
Donaldson Lufkin & Jenrette Securities Corporation
SoundView Technology Group, Inc.
     As Representatives of the Several Underwriters
c/o FleetBoston Robertson Stephens Inc.
555 California Street, Suite 2600
San Francisco, California 94104

RE:  Convergent Group Corporation (the "Company")

Ladies & Gentlemen:

                  The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company ("Common Stock") or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out a public offering of Common Stock (the "Offering") for which you will act as the Representatives (the "Representatives") of the underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

                  In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (collectively, "Securities") now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than
(i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction, (ii) as a distribution to partners or shareholders of such person, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, (iii) with respect to sales or purchases of Common Stock acquired on the open market or (iv) with the prior written consent of FleetBoston Robertson Stephens Inc. The foregoing restrictions will terminate after the close of trading of the Common Stock on the 180th day of (and including) the day the Common Stock commenced trading on the Nasdaq National Market (the "Lock-Up" Period). The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any

Securities or with respect to any security (other than a broad-based market basket or index) that included, relates to or derives any significant part of its value from Securities. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or Securities held by the undersigned except in compliance with the foregoing restrictions.

                  This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned. In the event the Offering has not occurred on or before September 30, 2000, this Lock-Up Agreement shall be of no further force or effect.

                                   Dated:
                                         ---------------------------------------


                                   ---------------------------------------------
                                                          Printed Name of Holder


                                   By:
                                      ------------------------------------------
                                                                       Signature

                                   ---------------------------------------------
                                                  Printed Name of Person Signing
                                        (and indicate capacity of person signing
                                         if signing as custodian, trustee, or on
                                                            behalf of an entity)

                                    EXHIBIT B

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                  SEE ATTACHED.

                                  SCHEDULE 3.4

                              FINANCIAL STATEMENTS.

                                  SEE ATTACHED.

                                  SCHEDULE 3.6

                               SUBSEQUENT EVENTS.

                                      NONE.

                                  SCHEDULE 3.17

                           RELATED PARTY TRANSACTIONS.

                                      NONE.